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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 18, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


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                       FEDERATED DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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        DELAWARE                      1-13536                   133324058
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)


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                 7 WEST SEVENTH STREET, CINCINNATI, OHIO 45202
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (513) 579-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 18, 1999, Bengal Subsidiary Corp. ("Purchaser"), a wholly owned subsidiary of Federated Department Stores, Inc. (the "Company"), acquired 96.3% of the outstanding common shares of Fingerhut Companies, Inc. ("Fingerhut") pursuant to a tender offer (the "Offer").

         The Offer was made pursuant to an Agreement and Plan of Merger, dated as of February 10, 1999 (the "Merger Agreement"), among the Company, Purchaser and Fingerhut, a copy of which is filed as Exhibit 2.1 hereto. The Merger Agreement provides for, among other things, the merger of Purchaser with and into Fingerhut (the "Merger") on the terms and subject to the conditions set forth therein. Upon the consummation of the Merger, Fingerhut will become a wholly owned subsidiary of the Company. The Company expects the Merger to be consummated on March 22, 1999.

         The total purchase price for Fingerhut is $1.7 billion, including $297.0 million of outstanding Fingerhut indebtedness. The purchase price was determined through arm's-length negotiations between representatives of the Company and representatives of Fingerhut.

         The Company will fund the purchase price for Fingerhut through a combination of cash on hand, the issuance of commercial paper and borrowings under its existing credit facilities. The Company expects to refinance a portion of such borrowings through the issuance of long-term debt securities.

         Fingerhut is a database marketing company that sells a broad range of products and services directly to consumers via catalogs, direct marketing and the Internet. Fingerhut's tangible assets include merchandise inventories, buildings, machinery and equipment and furniture and fixtures. The Company presently intends, in general, to continue using such assets in the conduct of Fingerhut's business.

ITEM 5.  OTHER EVENTS

         On March 2, 1999, the Company issued a press release, a copy of which is filed as Exhibit 99.1 hereto, announcing unaudited results of operations data for the 13 and 52 weeks ended January 30, 1999.

         Audited consolidated financial statements of Fingerhut Companies, Inc. as of and for the three-year period ended December 25, 1998 are filed as Exhibit
99.2 hereto.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)       Not applicable.

(c)               Exhibits.

2.1 Agreement and Plan of Merger, dated as of February 10, 1999, among Federated Department Stores, Inc., Bengal Subsidiary Corp. and Fingerhut Companies, Inc. (Incorporated by reference to Exhibit (c)(1) of the Schedule 14D-1 (File No. 5-41336), filed by Federated and Bengal on February 18, 1999)

99.1              Press release of the Company issued on March 2, 1999

99.2 Consolidated Financial Statements of Fingerhut Companies, Inc., as of December 25, 1998 and December 26, 1997 and for each of the fiscal years in the 3 year period ended December 25, 1998.

99.3              Consent of KPMG Peat Marwick LLP



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FEDERATED DEPARTMENT STORES, INC.

Dated:    March 18, 1999

                                          By: /s/ DENNIS J. BRODERICK
                                             -------------------------------
                                          Name:   Dennis J. Broderick
                                          Title:  Senior Vice President and
                                                  General Counsel



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                                 EXHIBIT INDEX

Exhibit
  No.             Description
-------           -----------

2.1 Agreement and Plan of Merger, dated as of February 10, 1999, among Federated Department Stores, Inc., Bengal Subsidiary
                  Corp. and Fingerhut Companies, Inc. (Incorporated by reference to Exhibit (c)(1) of the Schedule 14D-1 (File No. 5-41336), filed by Federated and Bengal on February 18, 1999)

99.1              Press release of the Company issued on March 2, 1999

99.2              Consolidated Financial Statements of Fingerhut Companies,
                  Inc., as of December 25, 1998 and December 26, 1997 and for each of the fiscal years in the 3 year period ended December
                  25, 1998.

99.3              Consent of KPMG Peat Marwick LLP